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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We hereby consent to the incorporation by reference in the Form 10-K of Titan Machinery Inc., of our report dated April 23, 2008, related to the financial statements which appear in Titan Machinery Inc.'s Form 10-K for the years ended January 31, 2008, 2007 and 2006.

/s/ Eide Bailly LLP

Minneapolis, Minnesota
April 28, 2008

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm